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                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Primedex Health Systems, Inc. (the "Company") on Form 10-Q for the quarterly period ended July 31, 2003, as filed with the Securities and Exchange Commission on September 22, 2003 (the "Report"), I, Howard G. Berger, M.D., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxnley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        By: /s/ Howard G. Berger, M.D.
                                            ------------------------------------
                                            Howard G. Berger, M.D.
                                            Chairman and Chief Executive Officer
                                            (Principal Executive Officer)
                                            September 19, 2003